EXHIBIT 99.1

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE

               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, James L. Brissenden, is the President and Chief Executive Officer of INFICON Holding AG (the "Company").

This statement is being furnished in connection with the filing by the Company of the Company's Report on Form 20-F on or about March 31, 2003 (the "Report").

By execution of this statement, I certify that:

      (A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) and 78o(d)) and

      (B) the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.


Date: March 31, 2003                    By: /s/ James L. Brissenden
                                            ------------------------------------
                                            James L. Brissenden
                                            President and Chief Executive
                                            Officer

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE

               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, Peter G. Maier, is the Vice President and Chief Financial Officer of INFICON Holding AG (the "Company").

This statement is being furnished in connection with the filing by the Company of the Company's Report on Form 20-F on or about March 31, 2003(the "Report").

By execution of this statement, I certify that:

      (A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) and 78o(d)) and

      (B) the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.


Date: March 31, 2003                    By: /s/ Peter G. Maier
                                            ------------------------------------
                                            Peter G. Maier
                                            Vice President and Chief
                                            Financial Officer